DREYFUS AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report for Dreyfus Aggressive Growth Fund for the year ended August 31, 1997.
Economic Review
    The economy has maintained a strong growth trend since last fall, gradually eroding expectations for a natural slowdown "just around the corner." Inflation has held steady, even in the face of a substantially tighter labor market. Corporate profits have continued to surprise on the up side. Market interest rates have held within a now long-established trading range. In this setting, monetary policy has remained benign: the Federal budget is close to being in balance and the Federal Reserve Board (the "Fed") has kept policy rates unchanged since March.
    Real Gross Domestic Product (GDP) grew at above a 4% rate in the nine months from the third quarter of 1996 to midyear. Indeed, the initial estimate of near 2% growth in this year's second quarter was raised to 3.6%, erasing the record of even a temporarily slow period. Virtually all major economic sectors have contributed to the economy's growth. In turn, the economy has provided personal income that, in the prevailing low inflation environment, has translated into strong real purchasing power. The strength in demand has begun to raise imports, bolstering foreign economies. Inventories have also started to accumulate at a faster pace, although inventory levels are currently still quite lean in relation to sales.
    The labor market has tightened substantially in recent months as the pace of new hiring has consistently exceeded the increase in the labor force. Despite this, wage growth has been moderate while overall compensation growth has accelerated only modestly. In their determination to hold the line on prices, companies have resorted to unconventional hiring methods that, so far, have avoided the need for higher wage offers.
    Consensus expectations for corporate profits have been ratcheted upwards virtually every month for the last several months. So far, positive surprises in reported profits have justified the market's higher estimates. However, the strength of the dollar overseas and other factors could affect future profits.
    Market interest rates have been stable since early 1996, oscillating within a fairly narrow range. Several factors have kept rates steady: the absence of faster inflation, positive Federal budget developments and an accommodating Federal Reserve. Although the Fed has not changed policy rates since March, they have held a bias towards tightening since last summer. Therefore a move to tighten interest rates should not come as a surprise. Market Overview
    The securities markets generally rose during the last year, though they experienced several corrections along the way, including a small correction in late 1996, a sharper broad-based drop in March-May and a decline primarily in large capitalization shares in August. While earnings growth was solid throughout the year, shifts in expectations for economic growth and interest rates had the most impact on market moves.
    When economic growth expectations began to favor much stronger growth and the Federal Reserve Board raised short-term interest rates in early 1997, fears of much higher interest rates caused a sharp stock market correction similar to the decline in mid-1996 when interest rates also rose for a couple of months. When commodity prices declined and interest rates again declined, stocks rallied again, supported by solid first-quarter earnings results. The equity market rally continued into the summer as second-quarter results were also generally above expectations. Only in August, when a few major companies like Coca-Cola and Gillette indicated some disappointing fundamental growth prospects, did the year-long leadership of large capitalization stocks seem to pause.



    The extreme outperformance of larger capitalization shares during the August fiscal year, following the sharp market correction in 1996 and fostered by investors' fears of smaller capitalization illiquidity, pushed large cap valuations to a very high multiple valuation of growth rates, making them very vulnerable to any earnings disappointments. More positive recent performance by smaller capitalization aggressive growth stocks with strong, far above-average earnings growth prospects for 1997 and 1998 reinforced confidence in our long-term investment philosophy that focuses on earnings growth prospects over the next 12 to 18 months.
Portfolio Focus
    As you know, the Fund's investment objective is capital appreciation. It seeks to achieve its objective through a growth-oriented approach to investing in stocks based on the philosophy that, over time, relative stock performance is driven by relative earnings performance. The Fund primarily looks for companies which will experience earnings growth at an above-average rate for the upcoming 12 to 18 months. The Fund's investments generally are made without regard to a company's market capitalization. The Fund may and will, from time to time, seek to invest in small, medium and large capitalized companies with such growth potential. While there are no company-size guideline targets for the portfolio, a focus on the fastest-growing industry sectors and specific companies under present market conditions has led the investment approach to emphasize smaller capitalization stocks, including small cap companies of under $200 million market capitalization. The Fund's investment orientation has tended to generate a significant portfolio weighting in the high growth areas such as health care, electronic technology, consumer products and services. Attractive aggressive growth companies in these sectors are often described as innovative organizations on the cutting edge of new product development or new focused business approaches. These companies are often highly dependent on new business innovations that are critical to the companies' future growth prospects. Shares of such companies are often volatile, compared with the general market, and may react sharply to key news announcements about the new product and business developments which influence growth expectations and the multiple of earnings at which such shares trade.
    For the fiscal year ended August 31, 1997, Dreyfus Aggressive Growth Fund had a total return of -11.63%.* This compares with a total return of 40.62% for the Fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index.**
    In some measure, the Fund's underperformance for the year was due to downside earnings surprises caused by delayed new product or new service introductions that caused negative revenue and earnings results. Even in a bullish market environment, companies, regardless of capitalization size, can be affected by such factors. Additionally, the fear of rising interest rates weighed negatively on Fund performance in early 1997, as investor tolerance for higher volatility stocks remained low even though fundamental company growth remained strong for most Fund holdings.
    The sharpest period of underperformance, during February-April, occurred during the overall market correction and was exaggerated by both investor liquidation of smaller company shares in favor of larger companies and by disappointment in smaller companies where expected positive news had not yet occurred to spur positive investor interest. During the May-June market rally, large and small capitalization shares broadly rebounded on a more even basis. By August, the negative surprises hurt performance of some larger companies, while more positive news for smaller stocks led to a performance reversal strongly favoring successful, aggressive growth shares in the Fund.
    Some of the stocks that contributed to the Fund's more recent positive performance included Crystal Systems Solutions (software), Complete Management (physician practice management), Chromatics Color Science International
(medical technology), Ultralife Batteries (technology), Famous Dave's of America (restaurants), Eco Soil Systems (agricultural chemicals), and Microvision (defense technology).
    Significant positions that negatively impacted performance during the fiscal year included ONCOR (biotechnology), Commodore Applied Technologies (pollution technology), Four Media (entertainment), Larson Davis (industrial technology), AMNEX (telephone utilities), Fuisz Technologies (health care), Ultrafem (consumer products) and Alma International (consumer marketing).
    The six largest portfolio holdings, representing over 28% of the Fund's assets, reflect the aggressive growth emphasis on medical testing technology (Chromatics Color Science International), genetic health care analysis (ONCOR), semiconductor packaging technology (Sheldahl), physician practice management (Complete Management) and electronic software technology (Crystal Systems Solutions, Level 8 Systems). These are companies with significant growth opportunities via new product introductions and acquisitions that we believe will generate far above-average revenue and earnings growth over the next 12 to 18 months.
    A statement of investments and other financial information are included for your review. We appreciate your investment in the Fund and look forward to continuing to serve your investment needs.
                              Sincerely,

                          [Michael Schonberg signature logo]

                              Michael Schonberg
                              Portfolio Manager
September 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS AGGRESSIVE GROWTH FUND                             AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS AGGRESSIVE GROWTH FUND
AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


[Exhibit A:
Dollars
$16,056
Dreyfus Aggressive
Growth Fund
$16,019
Standard & Poor's 500
Composite Stock
Price Index*
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
                        One Year Ended                                         From Inception (9/29/95)
                       August 31, 1997                                            to August 31, 1997
                     ----------------------                                    -------------------------
                           (11.63%)                                                     27.97%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Aggressive Growth Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                        AUGUST 31,1997
Common Stocks-97.6%                                                                            Shares                   Value
                                                                                              -------                  -------
  Commercial Services-6.1%           ENSEC International                                      150,000 (a)        $     159,375
                                     Four Media.............................                  320,000 (a)            2,560,000
                                     MER Telemanagement Solutions...........                  125,000 (a)              968,750
                                     Quintel Entertainment..................                  144,900 (a)            2,119,163
                                     Wiztec Solutions.......................                  210,000 (a)            2,178,750
                                                                                                                       -------
                                                                                                                     7,986,038
                                                                                                                       -------
  Consumer Durables-.2%              Black Rock Golf........................                  147,000 (a)              202,125
                                                                                                                       -------
  Consumer Non-durables-5.3%         American Craft Brewery International                      95,000 (a)              142,500
                                     Famous Dave's of America...............                  218,000 (a)            3,406,250
                                     Ultrafem...............................                  390,000 (a)            3,412,500
                                                                                                                       -------
                                                                                                                     6,961,250
                                                                                                                       -------
  Consumer Services-1.4%             Alma International....................                 1,300,000 (a)              406,250
                                     Home Security..........................                  135,000 (a)            1,451,250
                                                                                                                       -------
                                                                                                                     1,857,500
                                                                                                                       -------
  Electronic Technology-15.4%        Advanced Photonix, Cl. A                                 520,000 (a)            1,040,000
                                     FieldWorks.............................                  170,000 (a)            1,062,500
                                     Image Processing Systems...............                  423,700 (a)              705,403
                                     Imaging Technologies...................                  600,000 (a)            4,050,000
                                     Larson Davis...........................                  255,000 (a)            1,976,250
                                     Nexar Technologies.....................                  120,000 (a)              540,000
                                     Sheldahl...............................                  285,000 (a)            6,697,500
                                     TSL Holdings...........................                       10 (a)              ----
                                     Ultralife Batteries....................                  222,500 (a)            4,255,312
                                                                                                                       -------
                                                                                                                    20,326,965
                                                                                                                       -------
  Energy Minerals-2.1%               TransMontaigne Oil..................                     160,000 (a)            2,780,000
                                                                                                                       -------
  Finance-1.3%                       Preferred Employers Holdings........                     214,600 (a)            1,663,150
                                                                                                                       -------
  Health Services-15.1%              Atlantic Pharmaceuticals                                 140,000 (a,b)            833,000
                                     CORE........................................             150,000 (a)            1,387,500
                                     Complete Management....................                  402,000 (a)            6,607,875
                                     Comprehensive Care.....................                  150,000 (a)            1,734,375
                                     HemaCare...............................                  350,000 (a)              459,375
                                     OMEGA Health Systems...................                  310,000 (a)            2,557,500
                                     OncorMed...............................                  475,000 (a)            3,503,125
                                     OnGard Systems.........................                  320,000 (a)              525,000
                                     Pace Health Management Systems.........                  210,000 (a)              367,500
                                     Patient InfoSYSTEMS....................                  330,000 (a)            1,113,750
                                     Substance Abuse Technologies...........                1,400,000 (a)              787,500
                                                                                                                       -------
                                                                                                                    19,876,500
                                                                                                                       -------


DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31,1997
Common Stocks (continued)                                                                     Shares                   Value
                                                                                              -------                  -------
  Health Technology-13.8%            Alpha 1 Biomedicals..................                     22,646 (a)      $         2,491
                                     Avigen.....................................              200,000 (a)              500,000
                                     Cytoclonal Pharmaceutics (Warrants)....                  200,000 (a)              250,000
                                     Fuisz Technologies.....................                   85,000 (a)              956,250
                                     MacroChem..............................                  580,000 (a)            3,008,750
                                     Microvision............................                  140,000 (a)            1,618,750
                                     Microvision (Warrants).................                  140,000 (a)              700,000
                                     Neopharm...............................                   90,000 (a)              371,250
                                     ONCOR..................................                1,525,000 (a)            6,385,938
                                     Pacific Pharmaceuticals................                  300,000 (a)              581,250
                                     Transcend Therapeutics.................                  100,000 (a)              837,500
                                     VIMRx Pharmaceuticals..................                1,000,000 (a)            3,000,000
                                                                                                                       -------
                                                                                                                    18,212,179
                                                                                                                       -------
  Industrial Services-3.4%           Commodore Applied Technologies                           725,000 (a)            3,398,437
                                     Commodore Applied Technologies (Warrants)                350,000 (a)              371,875
                                     Commodore Environmental Services.......                  805,000 (a)              553,438
                                     ERD Waste..............................                  240,000 (a)              172,500
                                                                                                                       -------
                                                                                                                     4,496,250
                                                                                                                       -------
  Process Industries-12.5%           Chromatics Color Science................                 605,000 (a)            7,108,750
                                     Conserver Corporation of America.......                  282,900 (a)            2,227,838
                                     Eco Soil Systems.......................                  415,000 (a)            2,982,812
                                     Ocal........................................             130,000 (a)              365,625
                                     STELAX Industries......................                  602,500 (a)              789,275
                                     TST/Impreso............................                  220,000 (a)            2,915,000
                                                                                                                       -------
                                                                                                                    16,389,300
                                                                                                                       -------
  Technology Services-18.8%          Crystal Systems Solutions...................             200,000 (a)            6,150,000
                                     EA Industries..........................                  420,000 (a)            3,412,500
                                     Image Guided Technologies..............                  150,000 (a)              787,500
                                     Level 8 Systems........................                  305,000 (a)            4,841,875
                                     McAfee Associates......................                   65,000 (a)            3,680,625
                                     Smallworldwide, ADS....................                   65,000 (a)            1,088,750
                                     Tidel Technologies.....................                  350,000 (a)            1,028,125
                                     TriTeal.....................................             475,000 (a)            3,740,625
                                                                                                                       -------
                                                                                                                    24,730,000
                                                                                                                       -------
  Utilities-2.2%                     AMNEX.........................                           442,500 (a)            1,189,219
                                     Intellicell............................                  199,500 (a)            1,770,562
                                                                                                                       -------
                                                                                                                     2,959,781
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $136,259,497)..................                                      $128,441,038
                                                                                                                       =======


DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31,1997
                                                                                              Principal
Short-Term Investments-2.6%                                                                    Amount                   Value
                                                                                              -------                  -------
  U.S. Treasury Bills:               5.05%, 9/18/97..........                          $    2,484,000           $    2,476,945
                                     5.05%, 10/16/97........................                  989,000                  982,483
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,460,827)....................                                    $    3,459,428
                                                                                                                       =======
TOTAL INVESTMENTS (cost $139,720,324).......................................                   100.2%             $131,900,466
                                                                                                 ====                  =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                     (.2%)         $      (296,893)
                                                                                                 ====                  =======
NET ASSETS..................................................................                   100.0%             $131,603,573
                                                                                                 ====                  =======
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Security restricted as to public resale. Investment in restricted security, with an aggregate market value of $833,000, represents approximately .6% of net assets;
                                                         Acquisition      Purchase      Percentage of
Issuer                                                       Date           Price          Net Assets    Valuation*
------                                                  ------------    -----------    --------------  --------------
    Atlantic Pharmaceuticals.................              8/16/96          $6.12            .6%             85% of
                                                                                                          market value
    *The valuation of this security had been determined in good faith under the direction of the Board of Directors.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                            AUGUST 31, 1997
                                                                                                    Cost              Value
                                                                                                  --------          --------
ASSETS:                          Investments in securities-See Statement of Investments       $139,720,324      $131,900,466
                                 Cash.......................................                                         624,539
                                 Receivable for investment securities sold..                                         630,966
                                 Receivable for shares of Common Stock subscribed                                    420,167
                                 Prepaid expenses...........................                                          69,203
                                                                                                                    --------
                                                                                                                 133,645,341
                                                                                                                    --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       93,855
                                 Due to Distributor.........................                                         27,994
                                 Payable for investment securities purchased                                      1,581,660
                                 Payable for shares of Common Stock redeemed                                        240,098
                                 Accrued expenses...........................                                         98,161
                                                                                                                    --------
                                                                                                                   2,041,768
                                                                                                                    --------
NET ASSETS..................................................................                                    $131,603,573
                                                                                                                    ========
REPRESENTED BY:                  Paid-in capital............................                                    $150,759,716
                                 Accumulated investment (loss)..............                                      (1,839,502)
                                 Accumulated net realized gain (loss) on investments                              (9,496,783)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                             (7,819,858)
                                                                                                                    --------
NET ASSETS..................................................................                                    $131,603,573
                                                                                                                    ========
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                       6,558,571
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $20.07
                                                                                                                    ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS                                                                    YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                   $    102,902
                                 Cash dividends.............................                         24,280
                                                                                                     ------
                                       Total Income.........................                                      $    127,182
EXPENSES:                        Management fee-Note 3(a)...................                        852,091
                                 Shareholder servicing costs-Note 3(b)......                        556,583
                                 Interest expense-Note 2....................                        412,551
                                 Professional fees..........................                         78,300
                                 Prospectus and shareholders' reports.......                         67,210
                                 Registration fees..........................                         38,918
                                 Loan commitment fees-Note 2................                         32,110
                                 Directors' fees and expenses-Note 3(c).....                         17,269
                                 Custodian fees-Note 3(b)...................                         15,162
                                 Miscellaneous..............................                          3,480
                                                                                                     ------
                                       Total Expenses.......................                      2,073,674
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                       (106,990)
                                                                                                     ------
                                       Net Expenses.........................                                         1,966,684
                                                                                                                        ------
INVESTMENT (LOSS)...........................................................                                        (1,839,502)
                                                                                                                        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $(7,342,197)
                                 Net unrealized appreciation (depreciation) on investments        1,493,689
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (5,848,508)
                                                                                                                        ------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                       $(7,688,010)
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended        Year Ended
                                                                                             August 31, 1997  August 31, 1996*
                                                                                                   ---------         ---------
OPERATIONS:
  Investment (loss).........................................................                 $    (1,839,502)  $      (527,178)
  Net realized gain (loss) on investments...................................                      (7,342,197)       (2,154,586)
  Net unrealized appreciation (depreciation) on investments.................                       1,493,689        (8,053,057)
                                                                                                    --------          --------
    Net Increase (Decrease) in Net Assets Resulting from Operations.........                      (7,688,010)      (10,734,821)
                                                                                                    --------          --------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.............................................                     158,318,662       320,310,618
  Net assets received in connection with reorganization-Note 1..............                      44,129,796           ----
  Cost of shares redeemed...................................................                    (182,497,411)     (190,235,261)
                                                                                                    --------          --------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.......                      19,951,047       130,075,357
                                                                                                    --------          --------
      Total Increase (Decrease) in Net Assets...............................                      12,263,037       119,340,536
NET ASSETS:
  Beginning of Period.......................................................                     119,340,536           ----
                                                                                                    --------          --------
  End of Period.............................................................                   $ 131,603,573     $ 119,340,536
                                                                                                    ========          ========
Investment (loss)...........................................................                 $    (1,839,502)           ----
                                                                                                    --------          --------
                                                                                                     Shares            Shares
                                                                                                    --------          --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................................                       7,696,328        13,250,405
  Shares issued in connection with reorganization-Note 1....................                       2,636,188            ----
  Shares redeemed...........................................................                      (9,030,023)       (7,994,327)
                                                                                                    --------          --------
    Net Increase (Decrease) in Shares Outstanding...........................                       1,302,493         5,256,078
                                                                                                    ========          ========
*From September 29, 1995 (commencement of operations) to August 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Year Ended August 31,
                                                                                            ------------------------------
PER SHARE DATA:                                                                                 1997            1996(1)
                                                                                                ----            ----
    Net asset value, beginning of period....................................                  $22.71          $12.50
                                                                                                ----            ----
    Investment Operations:
    Investment (loss).......................................................                    (.26)           (.10)
    Net realized and unrealized gain (loss)
      on investments........................................................                   (2.38)          10.31(2)
                                                                                                ----            ----
    Total from Investment Operations........................................                   (2.64)          10.21
                                                                                                ----            ----
    Net asset value, end of period..........................................                  $20.07          $22.71
                                                                                                ====            ====
TOTAL INVESTMENT RETURN.....................................................                  (11.63%)         81.68%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................                    1.34%           1.16%(3)
    Ratio of interest expense and loan commitment fees
      to average net assets.................................................                     .39%            .24%(3)
    Ratio of investment (loss)
      to average net assets.................................................                   (1.62%)         (1.04%)(3)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....................................                     .09%            .17%(3)
    Portfolio Turnover Rate.................................................                   76.45%         125.17%(3)
    Average commission rate paid (4)........................................                  $.0430          $.0543
    Net Assets, end of period (000's Omitted)...............................                $131,604        $119,341
(1)  From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)  In addition to the net realized and unrealized loss on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(3)  Not annualized.
(4)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Aggressive Growth Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On November 6, 1996, the Board of Directors of the Fund approved, subject to approval by the shareholders of the Dreyfus Special Growth Fund ("DSGF"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DSGF's assets and liabilities to the Fund in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DSGF on April 7, 1997, and was consummated after the close of business on April 18, 1997 at which time 2,965,625 Institutional shares valued at $13.60 per share, and 274,371 Retail shares valued at $13.84 per share, representing combined net assets of $44,129,796, [including ($1,260,489) net unrealized (depreciation) on investments] were exchanged by DSGF for the respective number of shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $5,827,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through August 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $33,000 of the carryover expires in fiscal 2004 and $5,794,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    Prior to April 18, 1997, the Fund could borrow up to $40 million for leveraging purposes under a short-term unsecured line of credit and currently participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee was paid on the line of credit utilized for leveraging. At August 31, 1997, there were no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 1997 was approximately $6.47 million with a related weighted average annualized interest rate of 6.38%. The maximum amount borrowed at any time during the period ended August 31, 1997 was $26.4 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from April 18, 1997 through April 18, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage and extraordinary expenses, exceed an annual rate of 1.20% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $106,990 during the period ended August 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1997, the Fund was charged an aggregate of $284,030 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $152,210 during the period ended August 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended August 31, 1997, $15,162 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (d) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1997, amounted to $91,153,153 and $138,847,952, respectively.
    At August 31, 1997, accumulated net unrealized depreciation on investments was $7,819,858, consisting of $22,427,832 gross unrealized appreciation and $30,247,690 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS AGGRESSIVE GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Aggressive Growth Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
October 7, 1997



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            256AR978
Registration Mark
[Dreyfus logo]
Aggressive Growth
Fund
Annual Report
August 31, 1997